Lincoln National Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802

Servicing Office:
The Lincoln National Life Insurance Company
PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441
www.LincolnFinancial.com

This prospectus describes a group annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Account Value , and as permitted by the plan, to provide retirement income over a certain period of time, or for life, subject to certain conditions. If the Annuitant dies before the Annuity Commencement Date, a Death Benefit may be payable.

If the Contractowner gives certain rights to Plan Participants, we issue active life certificates to them. Participants choose whether Account Value accumulates on a variable or a fixed (guaranteed) basis or both. If a Participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a Participant puts all or some contributions into one or more of the contract's Subaccounts, the Participant takes all the investment risk on the Account Value and the retirement income. If the selected Subaccounts make money, Account Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected Subaccounts. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available Subaccounts, and the funds in which they invest, are listed below. The Contractowner decides which of these Subaccounts are available under the contract for Participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund:
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth Portfolio

American Century Variable Portfolios, Inc.:
     Balanced Fund

American Funds Insurance Series (Reg. TM):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc.:
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust:
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series

DWS Variable Series II:
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products:
     Fidelity (Reg. TM) VIP Asset Manager Portfolio
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio

Janus Aspen Series:
     Janus Aspen Global Research Portfolio

Lincoln Variable Insurance Products Trust:
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund*
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Clarion Global Real Estate Fund
     LVIP Columbia Small-Mid Cap Growth RPM Fund*
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Global Income Fund
     LVIP JPMorgan Mid Cap Value RPM Fund*
     LVIP Managed Risk Profile 2010 Fund
     LVIP Managed Risk Profile 2020 Fund
     LVIP Managed Risk Profile 2030 Fund
     LVIP Managed Risk Profile 2040 Fund
     LVIP Managed Risk Profile 2050 Fund
     LVIP Managed Risk Profile Conservative Fund
     LVIP Managed Risk Profile Growth Fund
     LVIP Managed Risk Profile Moderate Fund
     LVIP Mondrian International Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund

     LVIP SSgA International Index Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth RPM Fund*
     LVIP UBS Large Cap Growth RPM Fund

Neuberger Berman Advisers Management Trust:
     Large Cap Value Portfolio

T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio

* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2014

Table of Contents


Item                                                        Page
Special Terms                                                4
Expense Tables                                               5
Summary of Common Questions                                  6
The Lincoln National Life Insurance Company                  8
Fixed Side of the Contract                                   9
Variable Annuity Account (VAA)                               9
Investments of the VAA                                       9
Charges and Other Deductions                                14
The Contracts                                               17
 Purchase of the Contracts                                  17
 Transfers On or Before the Annuity Commencement Date       19
 Death Benefit Before the Annuity Commencement Date         21
 Withdrawals                                                22
 Annuity Payouts                                            24
Distribution of the Contracts                               25
Federal Tax Matters                                         27
Additional Information                                      30
 Voting Rights                                              30
 Return Privilege                                           30
 Other Information                                          31
Legal Proceedings                                           31
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account L             33
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or Variable Annuity Account (VAA)-The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-At a given time before the Annuity Commencement Date, the value of all Accumulation Units for a contract plus the value of the fixed side of the contract.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select .

Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date. Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Beneficiary-The person or entity designated by the Participant to receive any Death Benefit paid if the Participant dies before the Annuity Commencement Date.

Contractowner-The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions-Amounts paid into the contract.

Death Benefit-Before the Annuity Commencement Date, the amount payable to a designated Beneficiary if a Participant dies.

FINRA-Financial Industry Regulatory Authority.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Participant-An employee or other person affiliated with the Contractowner on whose behalf we maintain an account under the contract.

Participant Year-A 12-month period starting with the date we receive the first contribution on behalf of a Participant and on each anniversary after that.

Plan-The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

SEC-Securities and Exchange Commission.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The following table describes the fees and expenses that Contractowners or Participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner/Participant Transaction Expenses for GVA I, II & III:

The maximum surrender charge (contingent deferred sales charge) (as a percentage of an Account Value withdrawn):


 GVA I      GVA II      GVA III
-------    --------    --------
  5%*        6%*         None

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charges.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual account fee (per Participant): $25

Loan establishment fee (per loan): $50

Systematic withdrawal option fee: $30

The annual fee may be paid by an employer on behalf of Participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.

Separate Account L expenses for GVA I, II, & III Subaccounts (as a percentage of average daily net assets in the Subaccounts):


      "standard" mortality and expense risk charge......    1.00%
      "breakpoint" mortality and expense charge*........     .75%

*     Only certain contract or plans are eligible for a breakpoint charge. See
- Charges and Other Deductions.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.23%     1.87%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.23%     1.55%

* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.

EXAMPLES

This Example is intended to help Contractowners or Participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner/Participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable period:


                               1 year   3 years   5 years   10 years
                              -------- --------- --------- ---------
      GVA I Standard*........   $806    $1,438    $2,097    $3,375
      GVA II Standard*.......   $908    $1,545    $2,207    $3,620
      GVA III Standard*......   $292    $  895    $1,523    $3,214

2) If you do not surrender your contract at the end of the applicable time period:


                               1 year   3 years   5 years   10 years
                              -------- --------- --------- ---------
      GVA I Standard*........   $296      $907    $1,543    $3,252
      GVA II Standard*.......   $296      $907    $1,543    $3,252
      GVA III Standard*......   $292      $895    $1,523    $3,214

* Examples shown may be less for plans qualifying for "breakpoint" mortality and expense risk charge.


The Expense Tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, See - Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, See Distribution of the Contracts.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the Contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus primarily describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How do the contracts work? If we approve the application, we will send the Contractowner a contract. When Participants make Contributions, they buy Accumulation Units. If the Participant decides to receive retirement income payments, we convert Accumulation Units to Annuity Units. Retirement income payments will be based on the number of Annuity Units received and the value of each Annuity Unit on payout days. See - The Contracts and Annuity Payouts.

What charges do I pay under the contract?

If Participants in GVA I or GVA II withdraw account values, a surrender charge of 0-5% or 0-6%, respectively, of the gross withdrawal amount applies depending upon how many participation years the Participant has been in the contract. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an annual account fee charge of $25 per Participant Account. We will deduct any applicable premium tax from contributions or Account Value at the time the tax is incurred or at another time we choose or a time as required by law.

We apply a charge to the daily net asset value of the VAA and those charges are:


      "standard" mortality and expense risk charge......    1.00%
      "breakpoint" mortality and expense charge*........     .75%

See - Charges and Other Deductions.

The funds' investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of Participants may be in any amount unless the Contractowner or the plan has a minimum amount. See The Contracts - Contributions.

How will my Annuity Payouts be calculated? If a Participant decides to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a Participant dies before annuitizing? Depending upon the Plan, the Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See The Contracts - Death Benefit.

May Participants transfer Account Value between Subaccounts, and between the VAA and the fixed account? Before the Annuity Commencement Date, yes, subject to the terms of the Plan. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a Participant withdraw Account Value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any Plan, and to certain restrictions under GVA III. See - Charges and Other Deductions. Under GVA III the following restrictions apply:
 o a Participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the Participant intends to liquidate his or her fixed Account Value;
 o liquidation of the entire fixed account value must be over 5 annual installments. See Fixed Account Withdrawal/Transfer Limits for GVA III.

The Contractowner must also approve Participant withdrawals under Section 401(a) plans and plan subject to Title I of ERISA. Certain charges may apply. See - Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do Participants get a free look at their certificates? A Participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the Participant receives the certificate. The Participant needs to give notice to our Servicing Office. See - Return Privilege.

Where may I find more information about Accumulation Unit values? The Appendix to this prospectus provides more information about Accumulation Unit values.



Investment Results
The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.

The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods.

This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Fixed Side of the Contract
The portion of the Account Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A Contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.



Variable Annuity Account (VAA)
On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Financial Statements
The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.



Investments of the VAA
The subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.25% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain of the underlying funds, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Certain Plan Sponsors may limit the availability of investment options. Check with your Plan Sponsor if you have questions about the availability of specific funds.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein
L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.

  o AllianceBernstein VPS Growth Portfolio (Class B): Long-term growth of capital.


American Century Variable Portfolios, Inc., advised by American Century
    Investment Management, Inc.

  o Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company

  o Global Growth Fund (Class 2): Long-term growth of capital.

  o Growth Fund (Class 2): Capital growth.

  o Growth-Income Fund (Class 2): Long-term growth of capital and income.

  o International Fund (Class 2): Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC.

  o BlackRock Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

  o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.

  o REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Smid Cap Growth Series (Service Class): Long-term capital appreciation. (Sub-advised by Delaware Investments Advisory Services)


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and sub-advised by RREEF America, L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.

  o Asset Manager Portfolio (Initial Class): High total return.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Initial Class): To achieve capital appreciation.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Global Research Portfolio (Institutional Shares): Long-term growth of capital.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)
     This fund will be available on or about May 12, 2014. Consult your financial advisor.

  o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
    (Sub-advised by CBRE Clarion Securities LLC)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Capital appreciation.
     (Sub-advised by Columbia Management Investment advisers, LLC)
     This fund will be available on or about May 12, 2014. Consult your financial advisor.

  o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund (Service Class): Total return (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund (Standard Class): A combination of current income and preservation of capital with capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund (Standard Class): Capital appreciation with current income as a secondary objective.

     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.
     (Sub-advised by J.P. Morgan Investment Management, Inc.)
     This fund will be available on or about May 12, 2014. Consult your financial advisor.

  o LVIP Managed Risk Profile 2010 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2020 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2030 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2040 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2050 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile Conservative Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Growth Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Moderate Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
    (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class): Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**

  o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth. (Sub-advised by Templeton Investment Counsel, LLC)
     This fund will be available on or about May 12, 2014. Consult your financial advisor.

  o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
    (Sub-advised by UBS Global Asset Management (Americas) Inc.)


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc. and sub-advised by Neuberger Berman LLC.

  o Large Cap Value Portfolio (I Class): Long-term growth of capital.


T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.

  o T. Rowe Price International Stock Portfolio: Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or Participants as additional units, but are reflected as changes in unit values.

Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Annual Contract Fee

During the accumulation period, we currently deduct $25 (or the balance of the Participant's account, if less) per year from each Participant's Account Value on the last business day of the month in which a Participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a Participant's account if the Participant's account is totally withdrawn. The charge may be increased or decreased.


Surrender Charge for GVA I and GVA II*

Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a Participant's account balance during the accumulation period as follows:


During Participation Year    GVA I   GVA II
--------------------------- ------- -------
  1-5......................   5%      6%
  6........................   5%      3%
  7........................   4%      3%
  8........................   3%      3%
  9........................   2%      3%
  10.......................   1%      3%
  11-15....................   0%      1%
  16 and later.............   0%      0%

*     There is no surrender charge taken on withdrawals from GVA III.


The surrender charge is imposed on the gross withdrawal amount, and is deducted from the Subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on Death Benefits, or on account balances converted to an Annuity Payout option. For any Participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the Participant's account.


Fixed Account Withdrawal/Transfer Limits for GVA III

GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a Participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.


Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:


                                         Percentage of Fixed
                                          Account Available
Year Request Received by Lincoln Life       Under GVA III
--------------------------------------- --------------------
      1................................            20%
      2................................            25%
      3................................         33.33%
      4................................            50%
      5................................           100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional Contributions by a Participant that notifies us of their intention to liquidate their fixed account balance and stop Contributions to the contract. In addition, at contract termination certain 403(b) GVA III contracts offer lump sum payouts from the fixed account which may have a market value adjustment. Lump sum payouts will never be less than net contributions accumulated at an annual effective rate of 3%.


Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits

Under certain conditions, a Participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the Contractowner may or may not make available under the contracts:


        Standard conditions                                     Optional conditions
        ------------------------------------------------------- ------------------------------------------------------
GVA I   the Participant has attained age 591/2                  the Participant has separated from service with their
                                                                employer and is at least 55 years of age
        the Participant has died                                the Participant is experiencing financial hardship
        the Participant has incurred a disability (as defined
        under the contract)

          Standard conditions                                     Optional conditions
          ------------------------------------------------------- ------------------------------------------------------
          the Participant has separated from service with their
                                                                  ------------------------------------------------------
          employer
          -------------------------------------------------------
GVA II    the Participant has attained age 591/2                  the Participant has separated from service with their
                                                                  employer
          the Participant has died                                the Participant is experiencing financial hardship
          the Participant has incurred a disability (as defined
          under the contract)
          the Participant has separated from service with their
                                                                  ------------------------------------------------------
          employer and is at least 55 years of age
          -------------------------------------------------------
GVA III   the Participant has attained age 591/2                  the Participant has separated from service with their
                                                                  employer and is at least 55 years of age
          the Participant has died
          the Participant has incurred a disability (as defined
          under the contract)
          the Participant has separated from service with their
          employer
          the Participant is experiencing financial hardship*


* A GVA III Contractowner has the option not to include the financial hardship condition.


Under GVA I and GVA II, a Contractowner may also elect an optional contract provision that permits Participants to make a withdrawal once each Contract Year of up to 20% of the Participant's account balance without a surrender charge.

A Contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.


Deductions from the VAA for GVA I, II & III

For the base contract, we apply to the average daily net asset value of the Subaccounts, a charge which is equal to an annual rate of:


      "standard" mortality and expense risk charge......    1.00%
      "breakpoint" mortality and expense charge*........     .75%

*     Only certain contract or plans are eligible for a breakpoint charge. See
- Charges and Other Deductions.


This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Contracts eligible for the lower, or "breakpoint", mortality and expense risk charge are those contracts which, either individually or in combination with other contracts under the same employer group or association, either at issue or after issue and at the end of a calendar quarter, satisfy eligibility criteria anticipated to result in lower issue and administrative costs for us over time. Such criteria include, for example, expected size of account value and contributions, administrative simplicity, and/or limited competition. For contracts not eligible for the lower mortality and risk expense charge at issue, the lower charge will be implemented no later than the calendar quarter-end Valuation Date following the end of the calendar quarter in which the contract becomes eligible for the lower charge. We periodically modify the criteria for eligibility. Modifications will not be unfairly discriminatory against any person. Contact your agent for our current eligibility criteria.


Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of Participants, or the amount or frequency of contributions anticipated; or other support provided by the Contractowner or the plan. In addition, the group Contractowner or the plan may pay the annual administration charge on behalf of the Participants under a contract or by election impose this charge only on Particpants with account balances in the VAA. Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including Participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The Contractowner and Participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Account Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.


Other Charges and Deductions

The mortality and expense risk charge of 1.00% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts
A prospective Contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the Contractowner directly or through its sales representative. For plans that have allocated rights to the participant, we will issue to each Participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a Participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the Contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account. The Participant's participation date will be the date we deposited the Participant's Contribution into the pending allocation account.

We will transfer the Account Value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two Valuation Dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund Account Value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.

Contributions

Contractowners generally forward Contributions to us for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, employer Contributions or post-tax Contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those Subaccounts made available by the Contractowner.

Contributions made on behalf of Participants may be in any amount unless there is a minimum amount set by the Contractowner or Plan. A contract may require the Contractowner to contribute a minimum annual amount on behalf of all Participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual Contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover Contributions.

Section 830.205 of the Texas Education Code provides that employer or state Contributions (other than salary reduction Contributions) on behalf of Participants in the Texas Optional Retirement Program (ORP) vest after one year of participation in the program. We will return employer Contributions to the Contractowner for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first Participation Year in the ORP, ORP Participants may only direct employer and state Contributions to the fixed account.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a Contribution, we will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions will be reversed and the party responsible for the invalid Contribution must reimburse us for any losses or expenses resulting from the invalid Contribution.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant Surrender charges may be imposed on your existing contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Contributions

The Contractowner forwards Contributions to us, specifying the amount being contributed on behalf of each Participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's Subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written Participant instructions and subject to the Plan. The Contribution allocation percentage to the Subaccount's or the fixed account must be in any whole percent.

If we receive your purchase payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the Annuity Commencement Date. Allocation of employer contributions may be restricted by the applicable plan.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

Subject to the terms of a Plan, a Participant may transfer all or a portion of the Participant's account balance from one Subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Participant on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.

Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Participant if that Participant has been identified as a market timer. For each Participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the Participant in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Participant even if we cannot identify, in the particular circumstances, any harmful effect from that Participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Participants determined to be engaged in such transfer activity that may adversely affect other Participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Participants. An exception for any Participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Participants or as applicable to all Participants investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

We do not permit transfers of a Participant's account balance after the Annuity Commencement Date.


Additional Services

There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from certain Subaccounts, or the fixed side of the contract, into one or more Subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the Subaccounts. This service is only available for GVA III Participants.

The account sweep service allows you to keep a designated amount in one Subaccount or the fixed account, and automatically transfer the excess to other Subaccounts of your choice. Beginning May 1, 2010, this service will no longer be available unless the Contractowner has enrolled in this service prior to this date.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of Account Value allocated to each Subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.


Death Benefit Before the Annuity Commencement Date

The payment of Death Benefits is governed by the applicable plan and the tax code. In addition, no payment of Death Benefits provided upon the death of the Participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The Participant may designate a Beneficiary during the Participant's lifetime and change the Beneficiary by filing a written request with us. Each change of Beneficiary revokes any previous designation.

If the Participant dies before the Annuity Commencement Date, the Death Benefit paid to the Participant's designated Beneficiary will be the greater of: (1) the net contributions; or (2) the Participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the Participant's death within six months of such death, we pay the Beneficiary the amount in (2).

We determine the value of the Death Benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the Participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a Death Benefit is payable, the Beneficiary may elect to receive payment of the Death Benefit either in the form of a lump sum settlement or an Annuity Payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of Death Benefits. If no election is made within 60 days after we receive satisfactory notice of the Participant's death, we will pay a lump sum settlement to the Beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient will be charged a fee for a stop payment or if a check is returned for insufficient funds.

Payment will be made in accordance with applicable laws and regulations governing payment of Death Benefits.

Under qualified contracts, if the Beneficiary is someone other than the spouse of the deceased Participant, the tax code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant's death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant's death.

If the Beneficiary is the surviving spouse of the deceased Participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the Participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.

If the Beneficiary is the spouse of the Participant, then the spouse may elect to continue the contract as the new Participant. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Other rules apply to non-qualified annuities. See "Federal Tax Matters."

If there is no living named Beneficiary on file with us at the time of a Participant's death and unless the plan directs otherwise, we will pay the Death Benefit to the Participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the Participant's death. In such case, the value of the Death Benefit will be determined as of the end of the Valuation Period during which we receive due proof of death, and the lump sum Death Benefit generally will be paid within seven days of that date.


Withdrawals

Before the Annuity Commencement Date and subject to the terms of the Plan, withdrawals may be made from the Subaccounts or the fixed account of all or part of the Participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or Death Benefit to an Annuity Payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and Other Deductions - Fixed Account Withdrawal/Transfer Limits for GVA III."

The account balance available for withdrawal is determined at the end of the Valuation Period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of Account Value. See "Charges and Other Deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal Tax Matters."

Total Withdrawals. Only Participants with no outstanding loans can make a total withdrawal. A total withdrawal of a Participant's account will occur when (a) the Participant or Contractowner requests the liquidation of the Participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining Participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the Contractowner resumes Contributions on behalf of a Participant after a total withdrawal, the Participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a Participant's account balance will occur when less than a total withdrawal is made from a Participant's account.

Systematic Withdrawal Option. Participants who are at least age 591/2, are separated from service from their employer, or are disabled, and certain spousal Beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A Participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A Participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required Minimum Distribution Program. Under certain contracts Participants who are at least age 701/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The Participant must complete the forms we require to elect this option. We will base our calculation solely on the Participant's Account Value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.

Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988, can only be made if the Participant has (1) died; (2) become disabled; (3) attained age 591/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the contracts. For more information on these provisions see "Federal Tax Matters."

Withdrawal requests for a Participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the Contractowner on behalf of a Participant. All withdrawal requests will require the Contractowner's written authorization and written documentation specifying the portion of the Participant's account balance which is available for distribution to the Participant.

As required by Section 830.105 of the Texas Education Code, withdrawal requests by Participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 701/2. A participant in an ORP contract is required to obtain a certificate of termination from the Participant's employer before a withdrawal request can be granted.

For withdrawal requests (other than transfers to other investment vehicles) by Participants under plans not subject to Title I of ERISA and non-401(a) plans, the Participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal Tax Matters." A Participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see the General Death Benefit Information section in this prospectus for more information about SecureLine (Reg. TM).


Loans

If the Plan permits loans, then during the Participant's accumulation period, the Participant may apply for a loan by completing a loan application that we provide. The Participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the Participant's Plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a Participant loan cannot exceed the lesser of 50% of the Participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a Participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A Participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.

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Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a Participant's account in the fixed account.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.

Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a Participant, Beneficiary, or Annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


Annuity Payouts

As permitted by the plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's account balance or the Death Benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the Participant's account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the Participant or Beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the Annuity Commencement Date.


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

Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner (or Participant in an allocated contract).

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity Payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an Annuitant or Beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and Other Deductions and Federal Tax Matters.

General Information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity Payout options are only available if consistent with the contract, the Plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to the Beneficiary as payouts become due.


Annuity Payout Calculation

Fixed Annuity Payouts are determined by dividing the Participant's annuity conversion amount in the fixed account as of the initial Annuity Payout calculation date by the applicable annuity conversion factor (in the contract) for the Annuity Payout option selected.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Participant's annuity conversion amount in the VAA as of the initial Annuity Payout calculation date;
 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the retired life certificate with a specific number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculate the value of the Annuity Units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each Annuity Payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, Annuity Payouts will decrease. There is a more complete explanation of this calculation in the SAI.



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 3.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 3.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.

Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.

Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant's specific circumstances (e.g., the Participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 70 1/2 or retire, if later as described below.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 1/2 or retirement.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions (RMDs)

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The tax code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or annuity payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the tax law)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or

 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse Beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).

Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Special Considerations for Same-Sex Couples

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.

Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.

A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.


Other Information

Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactivation date.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

                     (This page intentionally left blank)

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account L


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.







                Statement of Additional Information Request Card
             Group Variable Annuity Account Contracts I, II, & III









   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L (Group Variable Annuity Contracts I, II & III).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, IN 46801-2340

                     (This page intentionally left blank)

                     (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI. The methodology of determining accumulation unit values may be found in the prospectus (see The Contracts - Valuation of Accumulation Units).


                             Standard                                   Breakpoint
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2004  .          4.294        4.467           624            4.329        4.515           21
2005  .          4.467        4.584           528            4.515        4.645           16
2006  .          4.584        4.919           502            4.645        4.997           16
2007  .          4.919        5.839           572            4.997        5.946           41
2008  .          5.839        3.037           535            5.946        3.100           27
2009  .          3.037        4.604           533            3.100        4.712           28
2010  .          4.604        5.405           493            4.712        5.546           22
2011  .          5.405        4.099           435            5.546        4.216           19
2012  .          4.099        4.595           393            4.216        4.739           14
2013  .          4.595        5.593           344            4.739        5.781           12
---------        -----        -----           ---            -----        -----           --
ABVPSF Growth and Income(1)
2004  .         10.249       11.133            15           10.467       11.149            1*
2005  .         11.133       11.529            47           11.149       11.575            2
2006  .         11.529       13.353            72           11.575       13.439            2
2007  .         13.353       13.862            97           13.439       13.996            8
2008  .         13.862        8.144            91           13.996        8.238            4
2009  .          8.144        9.704            99            8.238        9.841            6
2010  .          9.704       10.837            78            9.841       11.017            5
2011  .         10.837       11.380            81           11.017       11.598            2
2012  .         11.380       13.210            90           11.598       13.497            2
2013  .         13.210       15.477            84           13.497       15.828            2
---------       ------       ------           ---           ------       ------           --
ABVPSF Growth
2004  .          6.259        7.097           196            6.310        7.173            5
2005  .          7.097        7.844           176            7.173        7.948            5
2006  .          7.844        7.670           178            7.948        7.791            6
2007  .          7.670        8.555           175            7.791        8.711           12
2008  .          8.555        4.862           171            8.711        4.963           10
2009  .          4.862        6.396           164            4.963        6.545           12
2010  .          6.396        7.269           152            6.545        7.457           10
2011  .          7.269        7.266           141            7.457        7.473            8
2012  .          7.266        8.171           137            7.473        8.425            9
2013  .          8.171       10.818           132            8.425       11.182            9
---------       ------       ------           ---           ------       ------           --
American Century VP Balanced
2004  .         22.586       24.547         1,034           22.840       24.886           70
2005  .         24.547       25.502           976           24.886       25.919           68
2006  .         25.502       27.677           914           25.919       28.200           65
2007  .         27.677       28.754           794           28.200       29.371           77
2008  .         28.754       22.680           700           29.371       23.224           61
2009  .         22.680       25.931           622           23.224       26.620           54
2010  .         25.931       28.660           566           26.620       29.495           41
2011  .         28.660       29.888           492           29.495       30.835           38
2012  .         29.888       33.083           448           30.835       34.217           36
2013  .         33.083       38.461           401           34.217       39.880           34
---------       ------       ------         -----           ------       ------           --
American Century VP Inflation Protection(2)
2009  .         10.063       10.611            42           10.487       10.626            1*
2010  .         10.611       11.069            71           10.626       11.113            1*
2011  .         11.069       12.285            92           11.113       12.365            1*
2012  .         12.285       13.080           122           12.365       13.199            2
---------       ------       ------         -----           ------       ------           --

                             Standard                                   Breakpoint
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Growth
2004  .         10.188       11.310            16           11.347       11.327            1*
2005  .         11.310       12.774            85           11.327       12.826            1*
2006  .         12.774       15.230           217           12.826       15.331            3
2007  .         15.230       17.317           357           15.331       17.475           19
2008  .         17.317       10.563           348           17.475       10.686           28
2009  .         10.563       14.882           327           10.686       15.093           29
2010  .         14.882       16.465           312           15.093       16.740           26
2011  .         16.465       14.852           274           16.740       15.139           29
2012  .         14.852       18.022           248           15.139       18.416           27
2013  .         18.022       23.049           232           18.416       23.611           27
---------       ------       ------           ---           ------       ------           --
American Funds Growth
2004  .          7.380        8.220         1,976            7.441        8.309           52
2005  .          8.220        9.456         2,520            8.309        9.582           78
2006  .          9.456       10.319         2,836            9.582       10.482          104
2007  .         10.319       11.477         2,652           10.482       11.688          314
2008  .         11.477        6.367         2,498           11.688        6.500          280
2009  .          6.367        8.788         2,400            6.500        8.994          319
2010  .          8.788       10.325         2,209            8.994       10.594          182
2011  .         10.325        9.785         2,030           10.594       10.065          174
2012  .          9.785       11.421         1,882           10.065       11.777          164
2013  .         11.421       14.712         1,697           11.777       15.208          149
---------       ------       ------         -----           ------       ------          ---
American Funds Growth-Income
2004  .         10.240       10.978           159           10.180       10.994            3
2005  .         10.978       11.502           443           10.994       11.549            9
2006  .         11.502       13.119           655           11.549       13.205           15
2007  .         13.119       13.644           757           13.205       13.767           44
2008  .         13.644        8.395           705           13.767        8.493           44
2009  .          8.395       10.908           675            8.493       11.062           46
2010  .         10.908       12.034           642           11.062       12.234           36
2011  .         12.034       11.696           571           12.234       11.921           36
2012  .         11.696       13.604           548           11.921       13.900           35
2013  .         13.604       17.981           569           13.900       18.418           34
---------       ------       ------         -----           ------       ------          ---
American Funds International
2004  .          7.662        9.051           687            7.724        9.148           12
2005  .          9.051       10.888         1,078            9.148       11.032           15
2006  .         10.888       12.825         1,393           11.032       13.027           26
2007  .         12.825       15.240         1,522           13.027       15.519           82
2008  .         15.240        8.733         1,478           15.519        8.915           63
2009  .          8.733       12.370         1,415            8.915       12.659           67
2010  .         12.370       13.132         1,245           12.659       13.473           39
2011  .         13.132       11.186           998           13.473       11.505           37
2012  .         11.186       13.058           834           11.505       13.464           34
2013  .         13.058       15.725           737           13.464       16.255           31
---------       ------       ------         -----           ------       ------          ---
BlackRock Global Allocation V.I.
2009  .         10.224       11.400            33           11.340       11.415            1*
2010  .         11.400       12.421            71           11.415       12.471            1*
2011  .         12.421       11.868            98           12.471       11.945            1*
2012  .         11.868       12.958            92           11.945       13.075            2
2013  .         12.958       14.723           104           13.075       14.892            2
---------       ------       ------         -----           ------       ------          ---
Delaware VIP Diversified Income
2004  .         10.044       10.935            36           10.563       10.951            1*
2005  .         10.935       10.778           118           10.951       10.820            1*
2006  .         10.778       11.516           153           10.820       11.590            5
2007  .         11.516       12.271           314           11.590       12.381           18
2008  .         12.271       11.597           468           12.381       11.730           33
2009  .         11.597       14.577           467           11.730       14.781           38
2010  .         14.577       15.595           452           14.781       15.853           20
2011  .         15.595       16.427           393           15.853       16.740           17
2012  .         16.427       17.434           395           16.740       17.811           10
2013  .         17.434       17.043           337           17.811       17.455            9
---------       ------       ------         -----           ------       ------          ---

                             Standard                                   Breakpoint
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP High Yield
2005  .         10.182       10.273            34           10.234       10.289            1*
2006  .         10.273       11.437           115           10.289       11.483            2
2007  .         11.437       11.640           149           11.483       11.716           15
2008  .         11.640        8.738           133           11.716        8.817           16
2009  .          8.738       12.888           185            8.817       13.037           21
2010  .         12.888       14.715           198           13.037       14.922           10
2011  .         14.715       14.915           180           14.922       15.163           10
2012  .         14.915       17.399           169           15.163       17.732            8
2013  .         17.399       18.813           145           17.732       19.222            7
---------       ------       ------           ---           ------       ------           --
Delaware VIP REIT
2004  .         15.558       20.192           827           15.684       20.406           28
2005  .         20.192       21.362           787           20.406       21.643           29
2006  .         21.362       27.986           879           21.643       28.425           31
2007  .         27.986       23.779           612           28.425       24.212           32
2008  .         23.779       15.235           536           24.212       15.552           28
2009  .         15.235       18.589           458           15.552       19.023           25
2010  .         18.589       23.301           445           19.023       23.904           20
2011  .         23.301       25.519           411           23.904       26.245           18
2012  .         25.519       29.461           378           26.245       30.375           14
2013  .         29.461       29.729           351           30.375       30.728           13
---------       ------       ------           ---           ------       ------           --
Delaware VIP Small Cap Value
2004  .         10.307       12.116           128           10.270       12.135            3
2005  .         12.116       13.093           400           12.135       13.146            8
2006  .         13.093       15.022           625           13.146       15.121           12
2007  .         15.022       13.856           544           15.121       13.982           39
2008  .         13.856        9.593           534           13.982        9.704           36
2009  .          9.593       12.495           515            9.704       12.672           40
2010  .         12.495       16.319           510           12.672       16.592           30
2011  .         16.319       15.900           452           16.592       16.206           28
2012  .         15.900       17.888           425           16.206       18.278           25
2013  .         17.888       23.585           421           18.278       24.159           24
---------       ------       ------           ---           ------       ------           --
Delaware VIP Smid Cap Growth(3)
2004  .          6.879        7.649           326            6.934        7.730            5
2005  .          7.649        7.998           339            7.730        8.103           10
2006  .          7.998        8.500           345            8.103        8.633           11
2007  .          8.500        9.295           280            8.633        9.464           49
2008  .          9.295        4.890           236            9.464        4.992           37
2009  .          4.890        7.474           234            4.992        7.648           49
2010  .                      10.115                                      10.376
                 8.929                        241            9.155                        26
2011  .         10.115       10.805           320           10.376       11.113           31
2012  .         10.805       11.843           344           11.113       12.211           20
2013  .         11.843       16.530           373           12.211       17.086           19
---------       ------       ------           ---           ------       ------           --
Dreyfus Opportunistic Small Cap(4)
2003  .         17.159       22.372         3,135           17.310       22.625           74
2004  .         22.372       24.662         2,969           22.625       25.003          106
2005  .         24.662       25.833         2,596           25.003       26.256           99
2006  .         25.833       26.540         2,241           26.256       27.042           93
2007  .         26.540       23.370         1,752           27.042       23.871          142
2008  .         23.370       14.439         1,548           23.871       14.786          111
2009  .         14.439       18.018         1,363           14.786       18.497          100
2010  .         18.018       23.395         1,217           18.497       24.077           84
2011  .         23.395       19.955         1,063           24.077       20.589           75
2012  .         19.955       23.819           949           20.589       24.637           68
---------       ------       ------         -----           ------       ------          ---

                             Standard                                   Breakpoint
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Dreyfus Stock Index(1)
2003  .         27.136       34.486         2,883           27.375       34.877          131
2004  .         34.486       37.776         2,766           34.877       38.299          144
2005  .         37.776       39.155         2,412           38.299       39.796          130
2006  .         39.155       44.773         2,198           39.796       45.621          119
2007  .         44.773       46.657         1,912           45.621       47.659          151
2008  .         46.657       29.036         1,620           47.659       29.734          135
2009  .         29.036       36.317         1,433           29.734       37.283          120
2010  .         36.317       41.291         1,280           37.283       42.496           98
2011  .         41.291       41.648         1,041           42.496       42.970           96
2012  .         41.648       47.723           939           42.970       49.361           80
---------       ------       ------         -----           ------       ------          ---
DWS Alternative Asset Allocation
2009  .         11.349       11.247             1*           N/A           N/A           N/A
2010  .         11.247       12.524             7            N/A           N/A           N/A
2011  .         12.524       12.043             8           12.958       12.118            1*
2012  .         12.043       13.083            10           12.118       13.197            1*
2013  .         13.083       13.074            14           13.197       13.221            1*
---------       ------       ------         -----           ------       ------          ---
DWS VIT Equity 500 Index(1)
2004  .         10.278       11.100            69           10.068       11.116            1*
2005  .         11.100       11.503           133           11.116       11.548            2
2006  .         11.503       13.156           166           11.548       13.241            5
2007  .         13.156       13.715           189           13.241       13.838            8
2008  .         13.715        8.534           226           13.838        8.632            5
2009  .          8.534       10.673           226            8.632       10.823            7
2010  .         10.673       12.121           195           10.823       12.321            5
2011  .         12.121       12.220           186           12.321       12.453            7
2012  .         12.220       13.998           121           12.453       14.301            5
2013  .         13.998       16.423           125           14.301       16.795            5
---------       ------       ------         -----           ------       ------          ---
DWS VIT Small Cap Index(4)
2004  .         10.286       11.788            36           10.188       11.806            1*
2005  .         11.788       12.168            87           11.806       12.217            2
2006  .         12.168       14.155           164           12.217       14.247            6
2007  .         14.155       13.748           170           14.247       13.872           16
2008  .         13.748        8.966           161           13.872        9.070           13
2009  .          8.966       11.236           147            9.070       11.394           15
2010  .         11.236       14.060           135           11.394       14.294           13
2011  .         14.060       13.306           119           14.294       13.561           14
2012  .         13.306       15.314           118           13.561       15.647           12
---------       ------       ------         -----           ------       ------          ---
Fidelity VIP Asset Manager
2004  .         24.582       25.668         2,579           24.860       26.023           91
2005  .         25.668       26.441         2,308           26.023       26.874           83
2006  .         26.441       28.093         2,070           26.874       28.624           74
2007  .         28.093       32.126         1,790           28.624       32.815           88
2008  .         32.126       22.672         1,616           32.815       23.216           79
2009  .         22.672       28.981         1,451           23.216       29.751           73
2010  .         28.981       32.785         1,282           29.751       33.741           62
2011  .         32.785       31.628         1,158           33.741       32.632           56
2012  .         31.628       35.222         1,067           32.632       36.430           50
2013  .         35.222       40.349           961           36.430       41.838           45
---------       ------       ------         -----           ------       ------          ---
Fidelity VIP Contrafund
2004  .          9.265       10.563           475            9.342       10.677           20
2005  .         10.563       12.199           975           10.677       12.362           34
2006  .         12.199       13.459         1,382           12.362       13.672           42
2007  .         13.459       15.630         1,405           13.672       15.918          101
2008  .         15.630        8.868         1,394           15.918        9.054           93
2009  .          8.868       11.894         1,397            9.054       12.174           89
2010  .         11.894       13.769         1,335           12.174       14.128           68
2011  .         13.769       13.253         1,178           14.128       13.632           60
2012  .         13.253       15.239         1,147           13.632       15.714           58
2013  .         15.239       19.757         1,077           15.714       20.425           51
---------       ------       ------         -----           ------       ------          ---

                             Standard                                    Breakpoint
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Equity-Income(1)
2003  .         19.312       24.918         2,772           19.481         25.200            59
2004  .         24.918       27.515         2,736           25.200         27.896            88
2005  .         27.515       28.839         2,551           27.896         29.311            85
2006  .         28.839       34.318         2,482           29.311         34.967            88
2007  .         34.318       34.496         2,121           34.967         35.237           191
2008  .         34.496       19.585         1,759           35.237         20.056           158
2009  .         19.585       25.248         1,543           20.056         25.919           157
2010  .         25.248       28.783         1,383           25.919         29.623           121
2011  .         28.783       28.774         1,167           29.623         29.687           116
2012  .         28.774       33.418         1,051           29.687         34.565           109
2013  .         33.418       39.194           996           34.565         40.577           106
---------       ------       ------         -----           ------         ------           ---
Fidelity VIP Growth
2004  .         34.815       35.633         3,748           35.209         36.127           132
2005  .         35.633       37.324         3,151           36.127         37.936           119
2006  .         37.324       39.484         2,795           37.936         40.232           105
2007  .         39.484       49.632         2,448           40.232         50.698           155
2008  .         49.632       25.960         2,130           50.698         26.585           129
2009  .         25.960       32.972         1,891           26.585         33.850           121
2010  .         32.972       40.536         1,679           33.850         41.719            96
2011  .         40.536       40.213         1,444           41.719         41.491            87
2012  .         40.213       45.662         1,333           41.491         47.230            82
2013  .         45.662       61.634         1,191           47.230         63.910            73
---------       ------       ------         -----           ------         ------           ---
Fidelity (Reg. TM) VIP Money Market (Pending Allocation Account)
2004  .         15.007       15.189             3           15.021         15.214             1*
2005  .         15.189       15.649             3           15.214         15.673             1*
2006  .         15.649       16.412             3           15.673         16.438             1*
2007  .         16.412       17.267            20           16.438         17.295             1*
2008  .         17.267       17.788             3           17.295         17.818             1*
2009  .         17.788       17.916             1*           N/A            N/A             N/A
2010  .         17.916       17.960             1*          17.946         17.991             1*
2011  .         17.960       17.979             2           17.991         18.008             1*
2012  .         17.979       18.004             1*          18.008         18.030             1*
2013  .         18.004       18.009             1*          18.030         18.036             1*
---------       ------       ------         -----           ------         ------           ---
Janus Aspen Global Research
2004  .         11.833       12.275         1,683           11.967         12.446           100
2005  .         12.275       12.866         1,363           12.446         13.077            89
2006  .         12.866       15.057         1,168           13.077         15.342            83
2007  .         15.057       16.342         1,054           15.342         16.694           101
2008  .         16.342        8.953           914           16.694          9.169            90
2009  .          8.953       12.206           836            9.169         12.531            83
2010  .         12.206       13.998           759           12.531         14.407            60
2011  .         13.998       11.954           625           14.407         12.334            58
2012  .         11.954       14.212           567           12.334         14.701            54
2013  .         14.212       18.071           502           14.701         18.738            47
---------       ------       ------         -----           ------         ------           ---
LVIP Baron Growth Opportunities(5)
2004  .         20.835       25.916         1,017           21.073         26.278            35
2005  .         25.916       26.522           902           26.278         26.959            43
2006  .         26.522       30.334           760           26.959         30.911            49
2007  .         30.334       31.059           666           30.911         31.730            82
2008  .         31.059       18.716           572           31.730         19.168            60
2009  .         18.716       25.631           524           19.168         26.316            58
2010  .         25.631       32.071           468           26.316         33.010            42
2011  .         32.071       33.029           385           33.010         34.082            35
2012  .         33.029       38.666           334           34.082         39.998            29
2013  .         38.666       53.619           325           39.998         55.605            26
---------       ------       ------         -----           ------         ------           ---
LVIP BlackRock Inflation Protected Bond
2012  .         10.036       10.259             7            N/A            N/A             N/A
2013  .         10.259        9.310           102           10.000          9.348             1*
---------       ------       ------         -----           ------         ------           ---

                             Standard                                    Breakpoint
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Clarion Global Real Estate
2007  .         10.091        8.265            5             8.946          8.278             1*
2008  .          8.265        4.743           18             8.278          4.762             1*
2009  .          4.743        6.472           54             4.762          6.515             2
2010  .          6.472        7.560           80             6.515          7.628             4
2011  .          7.560        6.835           69             7.628          6.915             5
2012  .          6.835        8.438           68             6.915          8.557             6
2013  .          8.438        8.630           70             8.557          8.774             7
---------       ------        -----           --             -----          -----             -
LVIP Delaware Bond
2004  .         10.052       10.551           60            10.542         10.567             3
2005  .         10.551       10.722          221            10.567         10.765             6
2006  .         10.722       11.115          321            10.765         11.188             8
2007  .         11.115       11.604          376            11.188         11.709            24
2008  .         11.604       11.153          489            11.709         11.281            37
2009  .         11.153       13.129          534            11.281         13.313            33
2010  .         13.129       14.101          542            13.313         14.336            28
2011  .         14.101       15.027          503            14.336         15.315            29
2012  .         15.027       15.861          471            15.315         16.205            28
2013  .         15.861       15.341          354            16.205         15.713            20
---------       ------       ------          ---            ------         ------            --
LVIP Delaware Diversified Floating Rate
2011  .          9.976        9.762            1*            N/A            N/A             N/A
2012  .          9.762       10.049            3             N/A            N/A             N/A
2013  .         10.049        9.999           13             N/A            N/A             N/A
---------       ------       ------          ---            ------         ------           ---
LVIP Delaware Foundation Aggressive Allocation
2009  .          9.861       11.988            1*           10.539         12.004             1*
2010  .         11.988       13.350            5            12.004         13.401             1*
2011  .         13.350       12.950            8            13.401         13.031             1*
2012  .         12.950       14.525           11            13.031         14.653             1*
2013  .         14.525       17.290           13            14.653         17.487             1*
---------       ------       ------          ---            ------         ------           ---
LVIP Delaware Foundation Conservative Allocation(6)
2004  .         10.231       11.013           29            11.035         11.029             1*
2005  .         11.013       11.397           68            11.029         11.444             1*
2006  .         11.397       12.476           79            11.444         12.559             1*
2007  .         12.476       12.918           76            12.559         13.038            25
2008  .         12.918        9.342           68            13.038          9.452            18
2009  .          9.342       11.362           70             9.452         11.524            15
2010  .         11.362       12.422           66            11.524         12.631            16
2011  .         12.422       12.573           62            12.631         12.817            17
2012  .         12.573       13.771           65            12.817         14.073            17
2013  .         13.771       14.907           66            14.073         15.272            17
---------       ------       ------          ---            ------         ------           ---
LVIP Delaware Foundation Moderate Allocation
2009  .         10.910       11.800            1*            N/A            N/A             N/A
2010  .         11.800       12.970           12             N/A            N/A             N/A
2011  .         12.970       12.875           18            13.216         12.952             1*
2012  .         12.875       14.188           22            12.952         14.302             1*
2013  .         14.188       16.047           31            14.302         16.219             1*
---------       ------       ------          ---            ------         ------           ---
LVIP Delaware Growth and Income
2004  .          7.884        8.741          554             7.948          8.835            28
2005  .          8.741        9.134          632             8.835          9.255            32
2006  .          9.134       10.161          630             9.255         10.321            33
2007  .         10.161       10.675          596            10.321         10.871            49
2008  .         10.675        6.789          553            10.871          6.930            37
2009  .          6.789        8.380          486             6.930          8.576            34
2010  .          8.380        9.370          424             8.576          9.613            29
2011  .          9.370        9.388          362             9.613          9.656            28
2012  .          9.388       10.718          328             9.656         11.052            26
2013  .         10.718       14.140          323            11.052         14.617            26
---------       ------       ------          ---            ------         ------           ---

                             Standard                                    Breakpoint
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Social Awareness
2004  .         11.963       13.349         1,292           12.099         13.534            83
2005  .         13.349       14.805         1,255           13.534         15.048            81
2006  .         14.805       16.462         1,228           15.048         16.774            81
2007  .         16.462       16.782         1,119           16.774         17.143            98
2008  .         16.782       10.897         1,017           17.143         11.160            85
2009  .         10.897       14.026           920           11.160         14.399            77
2010  .         14.026       15.493           841           14.399         15.945            64
2011  .         15.493       15.437           702           15.945         15.927            59
2012  .         15.437       17.619           653           15.927         18.224            51
2013  .         17.619       23.669           600           18.224         24.543            47
---------       ------       ------         -----           ------         ------            --
LVIP Global Income
2009  .         10.256       10.805             6            N/A            N/A             N/A
2010  .         10.805       11.733            13           10.819         11.778             1*
2011  .         11.733       11.742            20           11.778         11.817             1*
2012  .         11.742       12.520            20           11.817         12.631             1*
2013  .         12.520       12.045            22           12.631         12.183             1*
---------       ------       ------         -----           ------         ------           ---
LVIP Managed Risk Profile 2010
2007  .          9.998       10.493             5           10.460         10.509             1*
2008  .         10.493        7.904            47           10.509          7.936             8
2009  .          7.904        9.735            65            7.936          9.799             9
2010  .          9.735       10.744            68            9.799         10.841             9
2011  .         10.744       10.770            56           10.841         10.895            10
2012  .         10.770       11.573            66           10.895         11.737             1*
2013  .         11.573       12.481            66           11.737         12.689             1*
---------       ------       ------         -----           ------         ------           ---
LVIP Managed Risk Profile 2020
2007  .         10.001       10.337            10            9.924         10.353             1*
2008  .         10.337        7.482           122           10.353          7.512             1*
2009  .          7.482        9.309           141            7.512          9.369             4
2010  .          9.309       10.325           212            9.369         10.418             4
2011  .         10.325       10.242           189           10.418         10.360             7
2012  .         10.242       10.990           186           10.360         11.144             8
2013  .         10.990       12.092           174           11.144         12.292             8
---------       ------       ------         -----           ------         ------           ---
LVIP Managed Risk Profile 2030
2007  .         10.045       10.444             8           10.342         10.461             1*
2008  .         10.444        7.157            70           10.461          7.187             1*
2009  .          7.157        9.067           176            7.187          9.127             2
2010  .          9.067       10.103           224            9.127         10.195             2
2011  .         10.103        9.946           246           10.195         10.062             3
2012  .          9.946       10.624           275           10.062         10.775             3
2013  .         10.624       11.965           309           10.775         12.165             3
---------       ------       ------         -----           ------         ------           ---
LVIP Managed Risk Profile 2040
2007  .         10.072       10.269             3            9.914         10.285             2
2008  .         10.269        6.553            36           10.285          6.579             2
2009  .          6.553        8.496            59            6.579          8.551             2
2010  .          8.496        9.560            81            8.551          9.647             2
2011  .          9.560        9.327           100            9.647          9.435             2
2012  .          9.327        9.892           123            9.435         10.032             2
2013  .          9.892       11.413           138           10.032         11.604             2
---------       ------       ------         -----           ------         ------           ---
LVIP Managed Risk Profile 2050
2011  .          9.925        9.213            29            N/A            N/A             N/A
2012  .          9.213        9.667             3            N/A            N/A             N/A
2013  .          9.667       11.393            13            N/A            N/A             N/A
---------       ------       ------         -----           ------         ------           ---

                             Standard                                   Breakpoint
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile Conservative
2005  .         10.000       10.304           12            10.148       10.319            1*
2006  .         10.304       11.155          178            10.319       11.198            2
2007  .         11.155       11.902          250            11.198       11.979            5
2008  .         11.902        9.611          260            11.979        9.697            5
2009  .          9.611       11.880          262             9.697       12.016            6
2010  .         11.880       12.997          283            12.016       13.179            3
2011  .         12.997       13.341          154            13.179       13.562            3
2012  .         13.341       14.500          154            13.562       14.776            3
2013  .         14.500       15.755          124            14.776       16.096            2
---------       ------       ------          ---            ------       ------            -
LVIP Managed Risk Profile Growth
2005  .         10.049       10.701           39            10.306       10.715            1*
2006  .         10.701       12.093          126            10.715       12.139            4
2007  .         12.093       13.147          292            12.139       13.230           13
2008  .         13.147        8.666          357            13.230        8.743           16
2009  .          8.666       11.071          394             8.743       11.196           16
2010  .         11.071       12.355          408            11.196       12.526           13
2011  .         12.355       12.231          405            12.526       12.432           13
2012  .         12.231       13.217          379            12.432       13.468           13
2013  .         13.217       14.858          382            13.468       15.178           12
---------       ------       ------          ---            ------       ------           --
LVIP Managed Risk Profile Moderate
2005  .         10.006       10.524           32            10.415       10.540            1*
2006  .         10.524       11.674          206            10.540       11.721           10
2007  .         11.674       12.629          319            11.721       12.711           29
2008  .         12.629        9.175          412            12.711        9.258           25
2009  .          9.175       11.631          353             9.258       11.765           23
2010  .         11.631       12.892          356            11.765       13.074           22
2011  .         12.892       12.913          347            13.074       13.128           23
2012  .         12.913       14.010          337            13.128       14.279           21
2013  .         14.010       15.515          338            14.279       15.853           21
---------       ------       ------          ---            ------       ------           --
LVIP Mondrian International Value
2004  .         10.000       12.255           21            10.343       12.274            1*
2005  .         12.255       13.655          113            12.274       13.710            5
2006  .         13.655       17.576          419            13.710       17.691           11
2007  .         17.576       19.400          571            17.691       19.576           62
2008  .         19.400       12.166          450            19.576       12.307           54
2009  .         12.166       14.603          370            12.307       14.809           56
2010  .         14.603       14.814          308            14.809       15.061           34
2011  .         14.814       14.048          256            15.061       14.318           32
2012  .         14.048       15.246          217            14.318       15.578           30
2013  .         15.246       18.391          195            15.578       18.838           28
---------       ------       ------          ---            ------       ------           --
LVIP SSgA Bond Index
2009  .         10.121       10.385            7            10.454       10.399            3
2010  .         10.385       10.895           39            10.399       10.937            5
2011  .         10.895       11.584           49            10.937       11.658            1*
2012  .         11.584       11.911           54            11.658       12.016            5
2013  .         11.911       11.490           53            12.016       11.620            1*
---------       ------       ------          ---            ------       ------           --
LVIP SSgA Emerging Markets 100
2009  .         10.051       13.640           41            11.245       13.659            1*
2010  .         13.640       17.255           77            13.659       17.322            1*
2011  .         17.255       14.531           76            17.322       14.624            3
2012  .         14.531       16.207           76            14.624       16.351            2
2013  .         16.207       15.592           73            16.351       15.770            2
---------       ------       ------          ---            ------       ------           --

                             Standard                                    Breakpoint
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Global Tactical Allocation RPM(7)
2005  .         10.006       10.939            18           10.134         10.955             1*
2006  .         10.939       12.622            84           10.955         12.672             1*
2007  .         12.622       13.873           151           12.672         13.962             5
2008  .         13.873        8.178           195           13.962          8.251             6
2009  .          8.178       10.590           157            8.251         10.712             8
2010  .         10.590       11.400           162           10.712         11.560             8
2011  .         11.400       11.312           152           11.560         11.499             5
2012  .         11.312       12.448           144           11.499         12.686             5
2013  .         12.448       13.533           137           12.686         13.826             5
---------       ------       ------           ---           ------         ------             -
LVIP SSgA International Index
2009  .         10.140       12.116             5            N/A            N/A             N/A
2010  .         12.116       12.841             9            N/A            N/A             N/A
2011  .         12.841       11.139             6           13.266         11.211             1*
2012  .         11.139       13.028             8           11.211         13.145             1*
2013  .         13.028       15.605            10           13.145         15.785             1*
---------       ------       ------           ---           ------         ------           ---
LVIP SSgA S&P 500 Index
2012  .          9.836       10.727             2            N/A            N/A             N/A
2013  .         10.727       14.019         7,232           10.000         14.075           679
---------       ------       ------         -----           ------         ------           ---
LVIP SSgA Small-Cap Index
2012  .         10.096       10.921             1*           N/A            N/A             N/A
2013  .         10.921       14.911         2,065           10.000         14.972           151
---------       ------       ------         -----           ------         ------           ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2004  .         10.137       11.407         2,107           10.252         11.565           114
2005  .         11.407       12.402         1,884           11.565         12.605           112
2006  .         12.402       13.417         1,652           12.605         13.672           103
2007  .         13.417       15.089         1,451           13.672         15.413           127
2008  .         15.089        8.548         1,309           15.413          8.754           115
2009  .          8.548       12.385         1,203            8.754         12.715           106
2010  .         12.385       15.741         1,087           12.715         16.200            81
2011  .         15.741       14.981           931           16.200         15.457            75
2012  .         14.981       17.250           846           15.457         17.843            58
2013  .         17.250       23.021           805           17.843         23.872            52
---------       ------       ------         -----           ------         ------           ---
LVIP UBS Large Cap Growth RPM
2004  .          5.736        5.979           276            5.783          6.043            19
2005  .          5.979        6.168           256            6.043          6.250            21
2006  .          6.168        6.697           274            6.250          6.803            20
2007  .          6.697        7.984           269            6.803          8.131            25
2008  .          7.984        4.678           257            8.131          4.776            23
2009  .          4.678        6.416           226            4.776          6.566            21
2010  .          6.416        7.073           209            6.566          7.257            16
2011  .          7.073        6.604           195            7.257          6.793            15
2012  .          6.604        7.610           181            6.793          7.847            18
2013  .          7.610        9.455           167            7.847          9.774            13
---------       ------       ------         -----           ------         ------           ---
NB AMT Large Cap Value
2004  .         12.148       14.309           583           12.286         14.508            42
2005  .         14.309       16.723           683           14.508         16.998            46
2006  .         16.723       18.584           602           16.998         18.936            37
2007  .         18.584       20.116           475           18.936         20.549            51
2008  .         20.116        9.481           409           20.549          9.709            40
2009  .          9.481       14.651           369            9.709         15.041            39
2010  .         14.651       16.777           336           15.041         17.267            24
2011  .         16.777       14.724           269           17.267         15.191            22
2012  .         14.724       16.997           234           15.191         17.581            19
2013  .         16.997       22.067           227           17.581         22.883            17
---------       ------       ------         -----           ------         ------           ---

                             Standard                                   Breakpoint
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
NB AMT Mid Cap Growth(1)
2003  .          4.005        5.078           234            4.027        5.119            3
2004  .          5.078        5.847           312            5.119        5.910            9
2005  .          5.847        6.585           508            5.910        6.672           12
2006  .          6.585        7.477           600            6.672        7.595           19
2007  .          7.477        9.070         1,084            7.595        9.236           60
2008  .          9.070        5.085           974            9.236        5.192           53
2009  .          5.085        6.626           905            5.192        6.781           70
2010  .          6.626        8.469           833            6.781        8.689           40
2011  .          8.469        8.424           720            8.689        8.664           38
2012  .          8.424        9.376           666            8.664        9.667           36
2013  .          9.376       10.731           620            9.667       11.075           36
---------        -----       ------         -----            -----       ------           --
T. Rowe Price International Stock
2004  .         12.397       13.965         1,377           12.538       14.158           51
2005  .         13.965       16.043         1,284           14.158       16.305           51
2006  .         16.043       18.915         1,190           16.305       19.273           48
2007  .         18.915       21.167         1,038           19.273       21.622           70
2008  .         21.167       10.750           914           21.622       11.008           59
2009  .         10.750       16.219           844           11.008       16.650           57
2010  .         16.219       18.379           747           16.650       18.915           41
2011  .         18.379       15.860           645           18.915       16.364           34
2012  .         15.860       18.598           596           16.364       19.236           31
2013  .         18.598       21.000           546           19.236       21.776           29
---------       ------       ------         -----           ------       ------           --

*     The numbers of accumulation units less than 500 were rounded up to one.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.

(3) Effective October 9, 2010, the Delaware VIP Trend Series was reorganized into the Delaware VIP Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP Trend Series.

(4) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(5) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(6) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln National Variable Annuity Account L of
The Lincoln National Life Insurance Company

Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the "Contracts"), dated May 1, 2014. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, by calling Lincoln Life at 1-800-341-0441, or by visiting www.LincolnFinancial.com.



Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3
Capital Markets                                 B-3


Item                                            Page
Advertising & Ratings                           B-4
About the S&P 500 Index                         B-4
Unclaimed Property                              B-5
Additional Services                             B-5
Other Information                               B-6
Financial Statements                            B-6

This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln National Variable Annuity Account L as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $1,864,104, $1,720,320 and $1,746,647 to LFN and Selling Firms in 2011, 2012 and 2013, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Table modified, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.

Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.

Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life appear on the following pages.